SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 21, 1997

                            HOME STATE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                 0-22016           13-3429087
        (State or Other Jurisdiction    (Commission       (IRS Employer
               of Incorporation)        File Number)    Identification No.)

        Three South Revmont Drive, Shrewsbury, NJ          07702
        (Address of Principal Executive Offices)         (zip code)

Registrant's telephone number, including area code             (908) 935-2600

           ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

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Item 5. Other Events

         As disclosed in its May 21, 1997 press release, Home State Holdings, Inc. (the "Company") has incurred a substantial operating loss for the first quarter of 1997. In addition, as discussed in its press release of June 5, 1997, the Company's insurance subsidiaries have ceased writing new business and certain of such subsidiaries have ceased accepting renewals of existing business. Insurance subsidiaries in certain states are under regulatory administrative supervision. Certain regulatory bodies may also require the appointment of a receiver to manage the operations of one or more subsidiaries.

         The Company has, to date, not filed its Form 10-Q for the first quarter of 1997 as it continues to investigate the reasons for the operating loss in such quarter. The magnitude of such operating loss has substantially reduced the book value of the Company's equity from the amount reported at year end 1996. The Company is consulting with its independent accountants to determine whether there will be any effect on periods previously reported. Accordingly, until such determination is made, the Company's financial statements for the year ended December 31, 1996, and the related audit report thereon, should not be relied upon.

         Also, as disclosed in the June 5, 1997 press release, the Company is in violation of the covenants in agreements with its banks and subordinated note holders and it is unlikely that the proceeds from any sale of the Company's insurance subsidiaries and other assets would be sufficient to discharge those obligations.

         The Company's May 21, 1997 and June 5, 1997 press releases are filed as exhibits to this Report.


                         CAUTIONARY STATEMENT

        The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This Form 8-K or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail under the caption "Safe Harbor Disclosure" in Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Form 10-K for the year ended December 31, 1996 and in other documents filed with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including catastrophes), the legal environment, uncertainties of the reserving process and the competitive environment in which the Company operates. The words "believe," "expect," "anticipate," "project" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             1. May 21, 1997 press release of the Company.

             2. June 5, 1997 press release of the Company.


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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 1997                 HOME STATE HOLDINGS, INC.



                                                By: /s/ Mark S. Vaughn
                                                    ---------------------------
                                                    Mark S. Vaughn, President